Exhibit 99.1

Nutanix Appoints Rukmini Sivaraman as Chief Financial Officer

Duston Williams to Step Down as Chief Financial Officer to Pursue New Opportunity

Reaffirms Third Quarter and Full Year Fiscal 2022 Financial Guidance

SAN JOSE, Calif.--(BUSINESS WIRE)--April 12, 2022--Nutanix (NASDAQ: NTNX), a leader in hybrid multicloud computing, today announced the appointment of Rukmini Sivaraman as Chief Financial Officer, effective May 1, 2022. Sivaraman will succeed Duston Williams, who is leaving to become CFO of a pre-IPO company in a different space. Williams will remain with Nutanix through April 30, 2022 and work closely with Sivaraman to facilitate a seamless transition.

Sivaraman joined Nutanix in 2017 and currently serves as Senior Vice President of Financial Planning & Analysis. In this role, Sivaraman has been responsible for financial and strategic planning, budgeting, capital allocation and business analytics and insights. Sivaraman has held several roles instrumental to the Company’s growth and transformation, including Chief People Officer, and before that Senior Vice President of People and Business Operations, focusing on revenue growth, capital allocation, and all aspects of human resources. Among her recent accomplishments, she played a leading role in the transaction under which Nutanix received a $750 million investment from Bain Capital in September 2020. Sivaraman brings a combination of extensive finance and technology experience, having previously spent eight years as an investment banker at Goldman Sachs in New York, executing strategic transactions, including IPOs, mergers & acquisitions, and debt financing transactions for software companies. Sivaraman has an MBA from the Kellogg School of Management at Northwestern University, and an MS in Electrical Engineering from the University of Michigan at Ann Arbor.

“Rukmini has a unique understanding of our company and industry, along with proven financial acumen, and I am confident she will thrive in the CFO role,” said Rajiv Ramaswami, President and CEO of Nutanix. “As SVP of FP&A, Rukmini has been instrumental in evaluating and pursuing value-enhancing growth opportunities and overseeing our financial planning. Rukmini’s compelling financial, strategic, operational, human capital and engineering expertise will be a valuable asset as we continue to deliver on our long-term growth and profitability commitments. Rukmini’s appointment also reflects the deep bench of talent we have cultivated at Nutanix. Supported by our talented finance team, we look forward to benefitting from Rukmini’s expertise and insights as we continue to build on our strong financial position and create value for our shareholders.”

“We are incredibly grateful to Duston for the many contributions he has made to Nutanix during his time as CFO,” added Ramaswami. “Since joining Nutanix in 2014, Duston has played an instrumental role in our success. He guided Nutanix through our IPO in 2016 and was critical to the planning for, and execution of, our transition to a subscription business model, which will position Nutanix for future sustainable, profitable growth and value creation. I especially appreciated his support and partnership during my transition to Nutanix in December 2020. His hard work and leadership have earned him this exciting new opportunity and we look forward to cheering him on in the future.”

“I am honored and excited to take on the CFO role during this important time at Nutanix,” said Sivaraman. “I look forward to continuing to work closely with Rajiv and the leadership team as we execute on our financial objectives, enhance shareholder value and position the Company for long-term success. I also look forward to continued engagement with our investor and analyst community. I thank Duston for his mentorship and support, which have positioned me and the rest of the finance and accounting team to take the reins and continue driving our initiatives forward.”

“It has been a privilege to work alongside the talented and dedicated team at Nutanix for the last eight years, and I am proud of all we have accomplished together,” said Williams. “Since our IPO in 2016, Nutanix has experienced substantial growth, led by innovation and a relentless focus on delivering for customers. With the Company's business model evolution well underway, I have decided that now is the right time to take on a new challenge. Rukmini is a talented leader who is well suited for the CFO role, and I have the utmost confidence that she and our strong finance and accounting teams will continue to be successful. I look forward to following the Company as it continues to advance its leadership in a large and growing market.”

Reaffirming Third Quarter and Full Year Fiscal 2022 Financial Guidance

Nutanix also confirmed that the financial performance for its fiscal quarter ending April 30, 2022 and the fiscal year ending July 31, 2022 is expected to be on track with the guidance that the Company shared on March 2, 2022.

About Nutanix

Nutanix is a global leader in cloud software and a pioneer in hyperconverged infrastructure solutions, making clouds invisible, freeing customers to focus on their business outcomes. Organizations around the world use Nutanix software to leverage a single platform to manage any app at any location for their hybrid multicloud environments. Learn more at www.nutanix.com or follow us on social media @nutanix.

© 2022 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo, and all Nutanix product and service names mentioned herein are registered trademarks or trademarks of Nutanix, Inc. in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s). This release may contain links to external websites that are not part of Nutanix.com. Nutanix does not control these sites and disclaims all responsibility for the content or accuracy of any external site. Our decision to link to an external site should not be considered an endorsement of any content on such a site. Certain information contained in this press release may relate to or be based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data are reliable as of the date of this press release, they have not independently verified, and we make no representation as to the adequacy, fairness, accuracy, or completeness of any information obtained from third-party sources.

Forward-Looking Statements

This press release contains express and implied forward-looking statements, including, but not limited to, statements relating to (i) our expectations regarding the Chief Financial Officer transition, (ii) our expectations for sustainable, profitable growth and value creation and (iii) our expected financial performance (including our confirmation that Nutanix’s financial performance for its fiscal quarter ending April 30, 2022 and its fiscal year ending July 31, 2022 is expected to be on track with the guidance that we shared on March 2, 2022). These forward-looking statements are not historical facts and instead are based on our current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of these forward-looking statements depends upon future events and involves risks, uncertainties, and other factors, including factors that may be beyond our control, that may cause these statements to be inaccurate and cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: failure to successfully implement or realize the full benefits of, or unexpected difficulties or delays in successfully implementing or realizing the full benefits of, our business plans, strategies, initiatives, vision, and objectives; our ability to achieve, sustain and/or manage future growth effectively; delays or unexpected accelerations in our current and future business model transitions; the rapid evolution of the markets in which we compete, including the introduction, or acceleration of adoption of, competing solutions, including public cloud infrastructure; failure to timely and successfully meet our customer needs; delays in or lack of customer or market acceptance of our new solutions, products, services, product features or technology; macroeconomic or geopolitical conditions; the timing, breadth, and impact of the COVID-19 pandemic on our business, operations, and financial results, as well as the impact on our customers, partners, and end markets; factors that could result in the significant fluctuation of our future quarterly operating results, including, among other things, anticipated changes to our revenue and product mix, including changes as a result of our transition to a subscription-based business model, which will slow revenue growth during such transition and make forecasting future performance more difficult, the timing and magnitude of orders, shipments and acceptance of our solutions in any given quarter, our ability to attract new and retain existing end-customers, changes in the pricing and availability of certain components of our solutions, and fluctuations in demand and competitive pricing pressures for our solutions; and other risks detailed in our Annual Report on Form 10-K for the fiscal year ended July 31, 2021 filed with the U.S. Securities and Exchange Commission, or the SEC, on September 21, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2021 filed with the SEC on December 2, 2021, and our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2022 filed with the SEC on March 10, 2022. Our SEC filings are available on the Investor Relations section of our website at ir.nutanix.com and on the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this press release and, except as required by law, we assume no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any of these forward-looking statements to reflect actual results or subsequent events or circumstances.

Contacts

Investor Contact
Rich Valera
ir@nutanix.com

Media Contact
Jennifer Massaro
pr@nutanix.com